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                                                                    EXHIBIT 21.1

                          CHEMICAL BANKING CORPORATION

                              LIST OF SUBSIDIARIES

The Corporation has the following subsidiaries, all of which are included in the Corporation's Consolidated Financial Statements:


                                                                                                             Percentage of voting
                                                                                 Organized under              securities owned by
Name                                                                               the laws of                 immediate parent
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
Chemical Bank                                                                       New York                         100%
  CB Capital Investors Inc.                                                         Delaware                         100
  ChemLease Worldwide, Inc.                                                         New York                         100
  Chemco International, Inc.                                                      United States                      100
    Chemical International Finance, Ltd.                                          United States                      100
      CB Beteiligungs und Verwaltungs GmbH                                           Germany                         100
        Chemical Bank A.G.                                                           Germany                         100
      Chemical Bank (Guernsey) Limited                                           Channel Islands                     100
      Chemical Bank (U.K.) Holdings Limited                                      United Kingdom                      100
        Chemical Investment Bank Limited                                         United Kingdom                      100
      Chemical Bank & Trust (Bahamas) Limited                                        Bahamas                         100
      Chemical Bank - France                                                         France                          100
      Chemical Ireland Limited                                                       Ireland                         100
      Chemical Trust and Banking Company Limited                                      Japan                          100
      Banco Chemical (Portugal) S.A.                                                Portugal                          73
      Chemical Bank of Canada                                                        Canada                           30
  Chemical Bank of Canada                                                            Canada                           70
  Chemical Mortgage Company                                                           Ohio                           100
  ChemCredit, Inc.                                                                  New York                         100
  Chemical Acceptance Corporation                                                   Delaware                         100
    Chemical Acceptance Corporation I                                               Delaware                         100
    Chemical Mortgage Acceptance Corp.                                              Delaware                         100
  Chemical Community Development Inc.                                               Delaware                         100
  Chemical Investment Services Corp.                                                New York                         100
  Manufacturers Hanover Leasing Corporation                                         Delaware                         100
Texas Commerce Equity Holdings, Inc.                                                Delaware                         100
  Texas Commerce Bank, N.A.                                                       United States                      100
  Texas Commerce Operating Services, Inc.                                           Delaware                         100
Chemical New Jersey Holdings, Inc.                                                 New Jersey                        100
  Chemical Bank New Jersey, N.A.                                                  United States                      100
  Chemical Investor Services, Inc.                                                Delaware                           100
  Princeton Bank and Trust Company                                                United States                      100
Chemical Bank, National Association                                               United States                      100
  Margaretten Financial Corporation                                                 Delaware                         100
    Chemical Residential Mortgage Corporation                                      New Jersey                        100

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                              LIST OF SUBSIDIARIES

                                   (continued)

                                                                                                             Percentage of voting
                                                                                 Organized under              securities owned by
Name                                                                               the laws of                 immediate parent
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
Brown & Company Securities Corporation                                            Massachusetts                      100%
CBC-USA, Inc.                                                                       Delaware                         100
CBC Capital Partners, Inc.                                                          Delaware                         100
CBC Holding (Delaware) Inc.                                                         Delaware                         100
  Chemical Bank Delaware                                                            Delaware                         100
    Chemical Insurance Agency, Inc.                                                 Delaware                         100
  The CIT Group Holdings, Inc.                                                      Delaware                          40
Chatham Ventures, Inc.                                                              New York                         100
  Chemical Venture Capital Associates                                              California                         80
  Chemical Equity Associates                                                       California                         80
  Chemical European Equity Associates L.P.                                          Delaware                          80
Chemical Business Credit Corp.                                                      Delaware                         100
Chemical Capital Corporation                                                        New York                         100
Chemical Connecticut Corporation                                                   Connecticut                       100
Chemical Holding Delaware, Inc.                                                     Delaware                         100
  Chemical Thrift Holdings Inc.                                                     Delaware                         100
    Chemical Bank FSB                                                             United States                      100
  Chemical Trust Company of California                                             California                        100
  CBC Holding (California) Inc.                                                    California                        100
    Van Deventer & Hoch                                                            California                         50
Chemical Educational Services Corporation                                           Delaware                         100
Chemical Equity Incorporated                                                        New York                         100
Chemical Financial Management Corporation                                             Ohio                           100
Chemical Financial Services Corp., Ltd.                                             Delaware                         100
Chemical Futures & Options, Inc.                                                    Delaware                         100
Chemical Investments, Inc.                                                          Delaware                         100
Chemical Mortgage Securities, Inc.                                                  New York                         100
Chemical New York, N.V.                                                             Netherlands Antilles             100
Chemical Realty Corporation                                                         New York                         100
Chemical Securities Inc.                                                            Delaware                         100
Chemical Technologies Corporation                                                   New York                         100
Manufacturers Hanover Wheelease, Inc.                                               Delaware                         100
Offshore Equities, Inc.                                                             New York                         100
The Portfolio Group, Inc.                                                           New York                         100

The names of certain other direct and indirect subsidiaries of the Corporation have been omitted from the list above because such unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.